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                                                                    EXHIBIT 10.7

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION FROM SUCH REQUIREMENT UNDER SUCH ACT.

                                                                  4,545 Warrants

                        COMMON STOCK WARRANT CERTIFICATE

To subscribe for and purchase shares of Class A Common Stock, par value $0.001, of

                             ORION HEALTHCORP, INC.

         THIS CERTIFIES that, for valued received, Brantley Capital Corporation, or its registered successors and assigns, is the owner of the number of warrants (the "Warrants") set forth above, each to purchase from Orion HealthCorp, Inc., a Delaware corporation (herein called the "Company"), at any time but in any event no later than 5:00 p.m., New York time on December 15, 2009 (the "Expiration Date"), one share of Class A Common Stock, par value $0.001 per share, of the Company at an initial exercise price of $0.01, subject to adjustment from time to time pursuant to the provisions of Section 2. The Warrants evidenced by the Warrant Certificate may be exercised, if at all, only in whole and not in part. For purposes of this Warrant Certificate, the term "Common Shares" shall mean the class of capital stock of the Company designated Class A Common Stock, par value $0.001 per share, pursuant to the Company's Amended and Restated Certificate of Incorporation, as from time to time in effect, and any other class of capital stock of the Company resulting from successive changes or reclassification of the Class A Common Stock.

         1. Exercise of Warrants.

                  (a) The Warrants evidenced hereby may be exercised at any time through the Expiration Date by the registered holder hereof, in whole but not in part, by the surrender of this Warrant Certificate, duly endorsed (unless endorsement is waived by the Company), at the principal office of the Company (or at such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at such holder's last address appearing on the books of the Company) and upon payment of the aggregate Exercise Price (as defined below) of the Common Shares purchased. The certificate(s) for such Common Shares shall be delivered to the registered holder hereof within a reasonable time, not exceeding three (3) business days, after Warrants evidenced hereby shall have been so exercised. No fractional Common Shares of the Company, or scrips for any such fractional shares, shall be issued upon the exercise of any Warrants; but the holder hereof shall be entitled to cash equal to such fraction multiplied by the then Current Market Value of a Common Share.

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                  (b) In the event the Current Market Value of a Common Share exceeds the Exercise Price on the business day immediately prior to the exercise of the Warrants, the Holder may exercise the Warrants held by such holder, without the payment of any additional consideration, for a number of Common Shares determined by dividing (i) the result of the difference between such Current Market Value and the Exercise Price times the number of Common Shares into which the Warrants held by such Holder are exercisable by (ii) such Current Market Value.

                  (c) For the purpose of any computation of Current Market Value under this Warrant, the Current Market Value per Common Share at any date shall be (x) the closing price on the business day immediately prior to the exercise of the Warrants pursuant to Section 1(b) and (y) in all other cases, the average of the daily closing prices for the 20 consecutive trading days ending on the last full trading day on the exchange or market specified in the second succeeding sentence prior to the Time of Determination. The term "Time of Determination" as used herein shall be the time and date of the earlier to occur of (A) the date as of which the Current Market Value is to be computed and (B) the last full trading day on such exchange or market before the commencement of "ex-dividend" trading in the Common Stock relating to the event giving rise to the adjustment required by Section 2. The closing price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (1) on the principal national securities exchange on which the Common Shares listed or to which such shares are admitted to trading or (2) if the Common Shares are not listed or admitted to trading on a national securities exchange, in the over-the-counter market as reported by NASDAQ or any comparable system or (3) if the Common Shares are not listed on NASDAQ or a comparable system, as furnished by two members of the NASD selected from time to time in good faith by the Board of Directors of the Company for that purpose. In the absence of all of the foregoing, or if for any other reason the Current Market Value per share cannot be determined pursuant to the foregoing provisions of this Section 1(c), the Current Market Value per share shall be the fair market value thereof as determined in good faith by the Board of Directors of the Company.

         2. Adjustment in Exercise Price and Number of Shares. The initial exercise price of $0.01 per share shall be subject to adjustment from time to time as hereinafter provided (such price, as last adjusted, being herein called the "Exercise Price"). Upon each adjustment of the Exercise Price, the holder of this Warrant Certificate shall thereafter be entitled to purchase at the Exercise Price resulting from such adjustment, the number of shares obtained by dividing the product of the number of shares purchasable pursuant hereto immediately prior to such adjustment and the Exercise Price immediately preceding such adjustment by the Exercise Price resulting from such adjustment.

                  (a) Subdivision or Combination of Stock. If and whenever the Company shall at any time subdivide its outstanding Common Shares into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately

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         reduced, and conversely, in case the outstanding Common Shares of the
         Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                  (b) Stock Dividends. If and whenever at any time the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in Common Shares, the Exercise Price in effect immediately prior to such dividend or distribution shall be proportionately reduced as if such dividend or distribution had been made by way of a subdivision pursuant to Section 2(a) above.

                  (c) Reorganization, Reclassification, Consolidation, Merger. If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation, or sale, transfer or other disposition of all or substantially all of the Company's properties to another corporation shall be effected, then, lawful and adequate provision shall be made whereby each holder of Warrants shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Common Shares immediately theretofore issuable upon exercise or the Warrants, such shares of stock, securities or properties (including cash paid as partial consideration) (collectively, the "Substitute Securities") as may be issuable or payable with respect to or in exchange for a number of outstanding Common Shares equal to the number of Common Shares issuable upon exercise of the Warrants immediately prior to such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, and in any such case, appropriate provision shall be made with respect to the rights and interests of each holder of Warrants to the end that the provisions hereof shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any Substitute Securities thereafter deliverable upon the exercise thereof. The above provisions of this Section 2(c) shall similarly apply to successive reorganizations, reclassification, consolidations, mergers, sales, transfers or dispositions.

         3. Company to Provide Stock. The Company covenants and agrees that all the Common Shares which may be issued upon the exercise of the Warrants evidenced hereby upon the due exercise, including the receipt by the Company of the aggregate Exercise Price for all Warrants exercised, will be duly authorized, validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof to the registered holder hereof other than those which the Company shall promptly pay or discharge. The Company further covenants and agrees that during the period within which the Warrants evidenced hereby may be exercised, the Company will at all times reserve such number of Common Shares as may be sufficient to permit the exercise in full of the Warrants hereby.

         4. Other Notices. If any time prior to the Expiration of the Warrants evidenced hereby:

                  (a) The Company shall declare any dividend on the Common Shares payable in shares of capital stock of the Company other than Common Shares; or

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                  (b) The Company shall issue any options, warrants or rights pro rata to all holders of Common Shares entitling them to subscribe for or purchase any shares of stock of the Company or to receive any other rights; or

                  (c) The Company shall distribute pro rata to all holders of Common Shares evidences of its indebtedness or assets (including cash distributions); or

                  (d) There shall occur any reclassification of the Common Shares, or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock) or a sale or transfer to another corporation of all or substantially all of the properties of the Company; or

                  (e) There shall occur the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company;

then, and in each of such cases, the Company shall mail to the registered holder hereof at its last address appearing on the books of the Company, a reasonable time (and, in any event, at least fifteen (15) business days) prior to the applicable record date (or determination date) mentioned below, a notice stating, to the extent such information is available, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Shares or of record to be entitled to such dividend, distribution or rights are to be determined, or (ii) the date on which such liquidation, dissolution or winding up is expected to become effective and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up.

         5. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate, and in the case of any such loss, theft or destruction of this Warrant Certificate, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant Certificate, unless the Company has received notice that any such Warrant Certificate has been acquired by a bona fide purchase, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

         6. Registered Holder. The registered holder of this Warrant Certificate shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes. The registered holder of this Warrant Certificate shall not be entitled by virtue of ownership of this Warrant Certificate to any rights whatsoever as a shareholder of the Company.

         7. Amendments and Waivers. Any provision in this Warrant Certificate to the contrary notwithstanding, changes in or additions to this Warrant Certificate may be made and compliance with any covenant or provision herein set forth may be omitted or waived if the Company shall obtain consent thereto in writing from the holder hereof.

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         8. Transfer.

                  (a) None of this Warrant Certificate and the Warrants evidenced hereby nor any Common Shares issued or exercise hereof may be sold, transferred, pledged, hypothecated or otherwise disposed of unless and until: (i) there is then in effect a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering such proposed disposition and such disposition is made in accordance with such registration statement and all applicable state securities laws; or (ii) (A) the transferor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such transferor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act and that all requisite action has been or will, on a timely basis, be taken under any applicable state securities laws in connection with such disposition; and (iii) the proposed transferee shall have agreed in writing to be bound by the terms and provisions of this Section 8.

                  (b) Notwithstanding the provisions of Section 8(a), no such registration statement or opinion of counsel shall be necessary for a transfer pursuant to Rule 144(k) promulgated under the Securities Act, or a transfer to an entity wholly owned by such transferor, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were an original holder of this certificate.

                  (c) This Warrant Certificate may be transferred only in whole and not in part.

         IN WITNESS WHEREOF, Orion HealthCorp, Inc. has caused this Warrant Certificate to be signed by a duly authorized officer under seal, and this Warrant Certificate to be dated December 15, 2004.

                                                     ORION HEALTHCORP, INC.

                                                     By: /s/ Keith LeBlanc
                                                         ----------------------
                                                     Title:  President

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